                                SECURITIES AND
                              EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        THERMO INSTRUMENT SYSTEMS INC.
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            (Exact name of registrant as specified in its charter)

             Delaware                                    04-2925809
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     (State of incorporation                          (I.R.S. Employer
         or organization)                          Identification Number)

      860 West Airport Freeway, Suite 301, Hurst, Texas          76054
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          (Address of principal executive offices)             (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

     Securities Act registration statement file numbers to which this form relates: 333-32031; 333-32031-01.
         -----------------------

     Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                          Name of each exchange on which
to be so registered                          each class is to be registered
----------------------------------------     ----------------------------------
4% Convertible Subordinated Debentures       American Stock Exchange, Inc.
    due 2005.

     Securities to be registered pursuant to Section 12(g) of the Act:


                                     None
       ________________________________________________________________
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Information concerning the 4% Convertible Subordinated Debentures due 2005 (the "Debentures") to be registered hereunder is included in the sections captioned "Description of Debt Securities of the Company and the Guarantees" in the prospectus dated August 1, 1997 and "Description of Debentures and the Guarantees" in the prospectus supplement dated January 15, 1998, which prospectus and prospectus supplement were filed with the Commission under Rule 424 as a part of the Registrant's Registration Statement on Form S-3 [File No. 333-32031 and 333-32031-01], which information is incorporated by reference herein.

ITEM 2.   EXHIBITS.

     The Debentures to be registered on this form are to be listed on the American Stock Exchange, on which exchange the Registrant's Common Stock, $.10 par value per share, is also registered. Accordingly, the following exhibits are filed as part of this registration statement:

     1. Subordinated Indenture, dated January 15, 1998, by and among the Registrant, Thermo Electron Corporation, and Bankers Trust Company (filed as Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     2. Officers' Certificate dated January 15, 1998 (filed as Exhibit 4.2 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     3. Form of Definitive Registered Debentures (filed as Exhibit 4.3 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     4. Form of Global Registered Debenture (filed as Exhibit 4.4 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     5. Form of Definitive Bearer Debentures and Coupons (filed as Exhibit 4.5 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     6. Form of Temporary Global Bearer Debenture (filed as Exhibit 4.6 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 as incorporated herein by reference).

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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     January 16, 1998

                              THERMO INSTRUMENT SYSTEMS INC.


                              By: /s/ Melissa F. Riordan
                                  _____________________________________________
                                  Melissa F. Riordan
                                  Treasurer
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                                 EXHIBIT INDEX

     1. Subordinated Indenture, dated January 15, 1998, by and among the Registrant, Thermo Electron Corporation, and Bankers Trust Company (filed as Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     2. Officers' Certificate dated January 15, 1998 (filed as Exhibit 4.2 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     3. Form of Definitive Registered Debentures (filed as Exhibit 4.3 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     4. Form of Global Registered Debenture (filed as Exhibit 4.4 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     5. Form of Definitive Bearer Debentures and Coupons (filed as Exhibit 4.5 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 and incorporated herein by reference).

     6. Form of Temporary Global Bearer Debenture (filed as Exhibit 4.6 to the Registrant's Form 8-K filed with the Commission on January 16, 1998 as incorporated herein by reference).